UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 7, 2021

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AL	New York Stock Exchange
6.150% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A	AL PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 7, 2021, Air Lease Corporation (the “Company”) renewed and refreshed its Medium-Term Note Program, under which the Company may issue, from time to time, debt securities designated as its Medium-Term Notes, Series A. Any such issuance will be made pursuant to (a) the Company’s automatic shelf registration statement (including any amendments, the “Registration Statement”) on Form S-3 (Registration No. 333-255862), filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2021, (b) the base prospectus, dated May 7, 2021, filed with the SEC on May 7, 2021 and included as part of the Registration Statement, and (c) the prospectus supplement, dated May 7, 2021, filed with the SEC on May 7, 2021 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, as each may be amended or supplemented from time to time.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Distribution Agreement, dated May 7, 2021, by and among Air Lease Corporation and BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Arab Banking Corporation B.S.C., BMO Capital Markets Corp., BNP Paribas Securities Corp., CIBC World Markets Corp., CIT Capital Securities LLC, Citizens Capital Markets, Inc., Deutsche Bank Securities Inc., Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, ICBC Standard Bank Plc, Keefe, Bruyette & Woods, Inc., KeyBanc Capital Markets Inc., Loop Capital Markets LLC, Mischler Financial Group, Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., NatWest Markets Securities Inc., RBC Capital Markets, LLC, Regions Securities LLC, Santander Investment Securities Inc., SG Americas Securities, LLC, TD Securities (USA) LLC and Truist Securities, Inc., relating to the Company’s Medium-Term Notes, Series A.

4.1	Indenture, dated as of November 20, 2018, by and between Air Lease Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.4 to the Post-Effective Amendment No. 1 on Form S-3, filed on November 20, 2018, to Air Lease Corporation’s Registration Statement on Form S-3 (Registration No. 333-224828)).

4.2	Paying Agency Agreement, dated as of November 20, 2018, by and between Air Lease Corporation and Deutsche Bank Trust Company Americas, as paying agent and security registrar (incorporated by reference to Exhibit 4.2 to Air Lease Corporation’s Current Report on Form 8-K, filed on November 20, 2018).

4.3	Form of Fixed Rate Global Medium-Term Note, Series A.

4.4	Form of Floating Rate Global Medium-Term Note, Series A.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIR LEASE CORPORATION

Date: May 7, 2021	By:	/s/ Gregory B. Willis
	Name:	Gregory B. Willis
	Title:	Executive Vice President and Chief Financial Officer